                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 15, 1998



                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1997-6
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   33-55855              APPLIED FOR
  ---------------------------------------------------------------------------
   (State or other jurisdiction        (Commission           (IRS employer
        of incorporation)             file numbers)       identification no.)


 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------

                                NOT APPLICABLE
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on January 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

           (c)  Exhibits.

                The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.   Description
                -----------   -----------

                   99.1       Monthly Report delivered to
                              Certificateholders on
                              January 15, 1998.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 15, 1998


                            MANUFACTURED HOUSING CONTRACT
                            SENIOR/SUBORDINATE PASS-THROUGH
                            CERTIFICATE TRUST 1997-6


                            By  GREEN TREE FINANCIAL CORPORATION
                                as Servicer with respect to the Trust


                            By: /s/ Phyllis A. Knight
                                ----------------------------------
                                PHYLLIS A. KNIGHT
                                Senior Vice President and Treasurer

                             INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                       PAGE
------                                                       ----

 99.1      Monthly Report delivered to Certificateholders      5
           on January 15, 1998.